June 28, 2013

Ave Maria Bond Fund
 (a series of Schwartz Investment Trust)

Supplement to the Ave Maria Mutual Funds Prospectus and Statement of Additional Information, both Dated May 1, 2013

Effective July 1, 2013, the Board of Trustees has terminated the Shareholder Servicing Plan (the “Plan”) as it relates to the Ave Maria Bond Fund (the “Bond Fund”).  Shareholders of the Bond Fund will no longer be assessed service fees pursuant to the Plan.  Although historical information regarding service fees incurred by the Bond Fund pursuant to the Plan will remain in the prospectus and statement of additional information, all other discussion of the Plan as it relates to the Bond Fund is removed in its entirety.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE